RemedyTemp, Inc.
Exhibit 32
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of RemedyTemp, Inc., a California corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended January 1, 2006 as filed with the Securities and Exchange Commission (the “10-Q Report”) that to the best of his knowledge:
(1)	the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 10, 2006	/s/ GREG D. PALMER

Greg D. Palmer
President and Chief Executive Officer
RemedyTemp, Inc.

February 10, 2006	/s/ MONTY A. HOUDESHELL

Monty A. Houdeshell
Senior Vice President, Chief Administrative Officer
and Corporate Secretary
(Principal Financial Officer)
RemedyTemp, Inc.
     The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, except to the extent that the Company specifically incorporates it by reference and regardless of any general incorporation language in such filing. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.